UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 3, 2012

COUPON EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20317	33-0912085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Fifth Avenue, Suite 210, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(914) 371-2441

PSI CORPORATION

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2012, the Company issued 9.58 additional Series A Preferred Stock (the “Preferred Stock”) and Warrants (the “2012 Warrants”) to purchase 11,975,000 shares of Common Stock, pursuant to a Cumulative Convertible Senior Note and Warrant Purchase Agreement dated as of May 31, 2012 (the “2012 Purchase Agreement”) for proceeds of $239,500.  As noted in the Company’s Current Report on Form 8-K filed on August 13, 2012, the Company had previously issued Cumulative Convertible Senior Notes, all of which were converted into 110.42 shares of Preferred Stock.  The 2012 Warrants are substantially similar to the warrants issued on October 26, 2011, May 31, 2012 and July 16, 2012.  The proceeds from this closing, together with the closings announced on October 26, 2011, May 31, 2012 and July 16, 2012, aggregates $3,000,000 and the offering has now been completed.  This summary is not a complete description of all of the terms of the Purchase Agreement and is qualified in its entirety by reference to the 2012 Purchase Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K dated June 6, 2012, which is incorporated by reference into this Item 1.01.

The shares of Preferred Stock bear a cumulative dividend of 7% per annum.  Upon liquidation, and upon an acquisition of the Company, the holders of Preferred Stock are entitled to a liquidation preference equal to the greater of (i) the amount invested plus all accrued and unpaid dividends, and (ii) the amount the holders of Preferred Stock, would receive had they converted the Preferred Stock to Common Stock immediately prior to such event.  Each share of Preferred Stock is convertible into 1,250,000 shares of the Company’s Common Stock, subject to certain adjustments.  With this latest closing, there are 120 shares of Preferred Stock outstanding, convertible into 150,000,000 shares of Common Stock.  The holders of a majority of the Preferred Stock, voting as a separate class, are entitled to elect one director to the Board of Directors.  Further, such holders also have the right, under the Investor Rights Agreement, to consent to a second independent board member, and the Company has agreed that the board otherwise shall be comprised of five members.

Without the consent of the holders of a majority of the Preferred Stock, voting as a separate class, the Company shall not:

1.

amend the Articles of Incorporation, by-laws, this Certificate of Designation or any other certificate of designation or file any new certificate of designation;

2.

issue any Common Stock, Preferred Stock, Common Stock Equivalents or other securities or amend the terms thereof;

3.

redeem any outstanding Common Stock, Preferred Stock, Common Stock Equivalents or other securities;

4.

incur or repay indebtedness for borrowed money;

5.

acquisitions or dispositions of material assets;

6.

enter into any Acquisition (as defined in the Articles), merger, consolidation, reorganization or similar transaction;

7.

create subsidiaries or other affiliates;

8.

dissolve, liquidate or wind up or file any petition under insolvency or bankruptcy laws;

9.

enter into any contract or arrangement with any present or former director, executive officer, shareholder, partner, member, employee or affiliate of the Company or any of its subsidiaries, or any of such Person’s affiliates or immediate family members;

10.

change senior management of the Company;

11.

declare or pay dividends or declare or make other distributions other than the Base Dividends;

12.

adopt or materially deviate from the business plan or budget adopted by the Board of Directors and (i) the holders of a majority of the Preferred Stock, voting as a separate class, or (ii) if a majority of the outstanding aggregate principal amount of Senior Notes shall not have been converted into Preferred Stock at such time, the holders of a majority of the then outstanding aggregate principal balance of the Senior Notes; or

13.

Change or revoke the Operations Committee Charter adopted by the Board of Directors, or in any other way disband, dissolve or impair the authority of the Operations Committee.

The 2012 Warrants are exercisable until May 31, 2017 at a price of $.04 per share (subject to certain adjustments) and entitle the holder to purchase 1,250,000 shares of the Company’s Common Stock for each share of Preferred Stock.  The investors have also entered into an Investors’ Right Agreement which among other things, provides for Board representation, registration rights, and certain provisions regarding future sales of securities by the Company (the “2012 Investors’ Rights Agreement”).  The foregoing description is qualified in its entirety by reference to the form of 2012 Investors’ Rights Agreement, Certificate of Amendment to Articles of Incorporation—Series A Preferred Stock Rights, Designations and Privileges and 2012 Warrant filed as Exhibits 10.3, 3.1 and 10.4, respectively, to the Current Report on Form 8-K dated June 6, 2012, and are incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

On December 3, 2012, the Company completed a third closing of the securities issuable under the 2012 Purchase Agreement of $239,500 of aggregate amount of Preferred Stock and 2012 Warrants to certain investors.  The offers and sales were made without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws.  No general solicitation or general advertising was used in connection with the offering of the Preferred Stock and 2012 Warrants.  The Company disclosed to the investors, and the investors acknowledged, that the Preferred Stock and 2012 Warrants and the underlying Common Stock could not be sold unless they are registered under the Securities Act or unless an exemption from registration is available, and the certificates or instruments representing the Preferred Stock and 2012 Warrants included, and the certificates representing the Common Stock to be issued upon conversion or exercise of the Preferred Stock and 2012 Warrants will include a legend to that effect.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

In connection with the 2012 Purchase Agreement, the Company’s Articles of Incorporation was amended to include revised Rights, Designations and Privileges of the Company’s Preferred Stock so as to read in its entirety as set forth in Exhibit 3.1 to the Current Report on Form 8-K dated June 6, 2012, which is incorporated by reference into this Item 5.03.

Also, the Company’s Bylaws were amended to implement the newly formed Operations Committee of the Company, and to make certain confirming amendments necessitated by the Cumulative Convertible Senior Note and Warrant Purchase Agreement dated as of October 24, 2011 and 2012 Purchase Agreement, so as to read in its entirety as set forth in Exhibit 3.2 to the Current Report on Form 8-K dated June 6, 2012, which is incorporated by reference into this Item 5.03.  The Operations Committee was formed to supervise the operations of the Company and the Chief Operating Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description

3.1

Certificate to Amendment to Articles of Incorporation-Series A Preferred Stock Rights, Designation and Privileges (Exhibit 3.1, Current Report on Form 8-K filed on June 6, 2012)

3.2

Amended and Restated Bylaws (Exhibit 3.2, Current Report on Form 8-K filed on June 6, 2012)

10.1

Cumulative Convertible Senior Note and Warrant Purchase Agreement dated as of May 31, 2012 between the Company and certain investors listed thereto (Exhibit 10.1, Current Report on Form 8-K filed on June 6, 2012)

10.2

Investors’ Rights Agreement dated as of May 31, 2012 between the Company and certain investors listed thereto (Exhibit 10.3, Current Report on Form 8-K filed on June 6, 2012)

10.3

Form of 2012 Common Stock Warrant (Exhibit 10.4, Current Report on Form 8-K filed on June 6, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPON EXPRESS, INC.
(Registrant)

Date December 7, 2012

/s/ Eric L. Kash
(Signature)
Eric L. Kash
Chief Executive Officer